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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 16, 1999


                        TELTRAN INTERNATIONAL GROUP, LTD.
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               (Exact name of Registrant as specified in charter)


          Delaware                    0-25641                  11-3172507
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      (State or Other          (Commission File No.)         (IRS Employer
      Jurisdiction of                                      Identification No.)
      Incorporation)


One Penn Plaza, Suite 4632, New York, New York                            10119
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 643-1283

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Item 2.  Acquisition or Disposition of Assets

         On August 16, 1999 the Company acquired all the outstanding shares of Channelnet Ltd. ("Channelnet"). Channelnet is a corporation formed in May 1999 under the Laws of England and Wales and located in Manchester in the United Kingdom. Channelnet is engaged in the telecommunications business in the United Kingdom providing premium rate services to various clients. Premium rate services is the United Kingdom equivalent to 900 number services in the United States. Channelnet has also recently been advised that it will be appointed an affiliate of OzEmail Interline Pty., Limited for its internet voice telephony system in several countries.

         The Company has issued 94,500 shares of its common stock and is obligated to issue an indeterminate number of additional shares based upon the earning of Channelnet over an eighteen month period. As part of the transaction the Company entered into an agreement to acquire, for no additional consideration, an entity engaged in the telecommunications business and owned by Channelnet's former shareholder. The Company and Channelnet also entered into an employment agreement with the key employee of Channelnet which provides for the issuance of additional shares based on future earnings of Channelnet over a three year period. At the closing, the Company entered into a purchase agreement with the stockholder of Channelnet to acquire equipment . While Channelnet will utilize the equipment in its operations the Company will not acquire title to the equipment until completion of installment payments of the purchase price of (pound)370,000 payable through February 2001.

Item 7.  Financial Statements, Pro-Forma Information and Exhibits

         (a) and (b)*

         (c)   Exhibits

         10.9  (i)  Exchange Agreement dated as of July 15, 1999 between Barclay
                    Brydon Limited and Teltran International Group, Ltd., as amended by the Closing Memorandum dated August 16, 1999.

               (ii) Memorandum of Closing between and among Barclay Brydon
                    Limited and Teltran International Group, Ltd., dated August 16, 1999.

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*    Registrant's filing of financial and pro-forma information relating to the
     Exchange Agreement within fifteen (15) days after the exchange, is impracticable. Registrant will file such financial information by amendment hereto no later than sixty (60) days after the filing of this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 1999

                                            TELTRAN INTERNATIONAL GROUP, LTD
                                                      (Registrant)

                                            By: /s/ Byron Lerner
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                                                    Byron Lerner, President